UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020

META FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CASH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

At the 2020 Annual Meeting of Stockholders of Meta Financial Group, Inc. (the "Company") held on February 25, 2020 in Sioux Falls, South Dakota (the "Annual Meeting"), the following proposals were voted on as follows:

Proposal 1:
To elect each of the following incumbent directors to the Company's Board of Directors to serve until the Annual Meeting of Stockholders of the Company in 2023, or until his or her successor is elected and qualified as follows:

Nominee	For	Withheld	Broker Non-Votes
Douglas J. Hajek	22,157,550	1,469,525	6,993,156
Michael R. Kramer	22,617,837	1,009,238	6,993,156
Kendall E. Stork	22,221,664	1,405,411	6,993,156

The following directors continue to serve on the Board of Directors following the Annual Meeting: Frederick V. Moore, Becky S. Shulman, W. David Tull, Bradley C. Hanson, Elizabeth G. Hoople.
Proposal 2:
To approve, by a non-binding advisory vote, the compensation of the Company’s “named executive officers” (a “Say-on-Pay” vote), with 19,295,740 votes cast for, 4,209,070 votes cast against, 122,265 votes abstaining and 6,993,156 broker non-votes.

Proposal 3:
To recommend, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our “named executive officers” (a “Say-on-Pay Frequency” vote) with 21,175,844 votes cast for every year, 31,298 votes cast for every two years, 2,400,799 votes cast for every three years and 19,134 votes abstaining. On February 25, 2020, following the Annual Meeting, the Company’s Board of Directors determined that the Company will hold a non-binding stockholder Say-on-Pay Frequency vote on an annual basis until the next required vote on the frequency of such non-binding stockholder advisory vote or until the Board of Directors otherwise determines that a different frequency for such vote is in the best interests of the Company’s stockholders.

Proposal 4:
To ratify the appointment by the Board of Directors of independent registered public accounting firm Crowe LLP as the independent auditors of the Company’s financial statements for the year ending September 30, 2020, as disclosed in the Proxy Statement, with 30,503,386 votes cast for, 102,546 votes cast against and 14,299 votes abstaining.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

Date: February 25, 2020	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President and Chief Financial Officer